                                                                    EXHIBIT 10.1

                      VENTURI TECHNOLOGY ENTERPRISES, INC.

                        INCENTIVE STOCK OPTION AGREEMENT

                  This Incentive Stock Option Agreement (the "Agreement") is made and entered into as of the 1st day of January, 1997, by and between Venturi Technology Enterprises, Inc., a Nevada corporation with its principal place of
business in Utah (the "Company"), and                         (the "Optionee"),
pursuant to the Employee Program of the Dual Stock Option Plan of the Company (the "Plan") which reserves for issuance to persons serving the Company and its subsidiaries as key employees certain shares of the Company's no par value common stock (the "Common Stock"). This Option is granted to replace an Incentive Stock Option granted to Optionee on July 1, 1996 (the "Effective Date") by the Company's predecessor, Venturi Technologies, Inc., a Texas corporation. Because this Option is a replacement option, the Effective Date for purposes of this Agreement is the date the Option was originally granted by the Company's predecessor. As used herein, the term "subsidiary" shall mean any present or future corporation which would be a "subsidiary" of the Company as that term is defined in Section 424(f) of the Internal Revenue Code of 1986, as amended (the "Code").

                  WHEREAS, the Company desires to carry out the purposes of the Plan by affording the Optionee, who is a key employee and who began working for
the Company on              (the "Hire Date"), an opportunity to purchase
shares of Common Stock by means of a grant of an incentive stock option, as hereinafter provided;

                  NOW, THEREFORE, based upon the mutual covenants and conditions contained herein, the parties hereto have agreed to and do hereby agree as follows:

                  1. Grant of Option. The Company hereby grants to the Optionee the right and option (the "Option") to purchase all or any part of an aggregate
of        shares of the Common Stock (such number being subject to adjustment as provided in Section 7 hereof and hereinafter called the "Option Shares") on the terms and conditions herein set forth. The Option is intended to qualify as an "incentive stock option" within the meaning of Section 422 of the Code.

                  2. Purchase Price. The purchase price of the Option Shares shall be $2.40 per share, which price has been determined by the Stock Option Committee appointed by the Board of Directors (the "Committee") to be not less than 100% (or 110% if Optionee owns more than 10% of the outstanding Common Stock of the Company as of the Effective Date) of the fair market value of said shares as of the Effective Date.

                  3. Terms of Option. The Option shall automatically terminate upon the date ten (10) years subsequent to the Effective Date, subject to earlier termination as provided in Sections 5, 6 and 7 hereof, or when all of the Option Shares have been acquired.

                  The Option may be exercised as to any or all of the available Option Shares. The purchase price of the shares as to which the Option shall be exercised shall be paid in full at time of exercise either in cash, or, subject to the approval of the Board, by promissory note, in shares of the Company's stock, or a combination of cash, promissory note and/or shares of the Company's stock. Except as provided in Sections 5 and 6 hereof, the Option may not be exercised at any time unless the Optionee is then employed by the Company or a subsidiary and shall have been continuously employed by the Company or by a subsidiary since the Effective Date. The holder of the Option shall not have any of the rights of a shareholder with respect to the Option Shares as to which there has been no exercise of the Option.

                  4. Nontransferability. The Option shall not be transferable otherwise than by will or the laws of descent and distribution, and the Option may be exercised, during the lifetime of the Optionee, only by the Optionee. More particularly (but without limiting the generality of the foregoing), the Option may not be assigned, transferred (except as otherwise provided herein), pledged or hypothecated in any way, shall not be assignable by operation of law and shall not be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition of the Option contrary to the provisions hereof, and the levy of any execution, attachment or similar process upon the Option, shall be null and void and without effect.

                  5. Termination of Employment. In the event that the Optionee's employment with the Company or a subsidiary of the Company is terminated for any reason, with or without cause, and whether at the initiative of the Optionee or the Company, the Option may be exercised by the Optionee, to the extent that the Optionee shall have been entitled to do so at the date of such termination, at any time within three (3) months after such termination, but not after the termination date provided in paragraph 3, above, at the end of which time the Option shall terminate. Nothing in this Agreement shall confer upon the Optionee any right to continue in the employ of the Company or any of its subsidiaries or interfere in any way with the right of the Company or any such subsidiary to terminate the Optionee's employment at any time.

                  6. Death or Disability of Optionee. If the Optionee shall die or become disabled (as defined in Code Section 422(c)(6)) while employed by the Company or one or more of its subsidiaries or within three (3) months after the termination of such employment, the Option may be exercised (to the extent that the Optionee shall have been entitled to do so at the date of the Optionee's death or disability) by the Optionee (or the Optionee's personal representatives, heirs or legatees) at any time within one (1) year after his termination of employment, but not after the date on which the Option automatically expires pursuant to Section 3 above, at the expiration of which time the Option shall terminate.

                  7. Changes in Capital Structure. In the event of changes in the outstanding capital stock of the Company by reason of any stock dividend, stock split or reverse split, reclassification, recapitalization, merger, consolidation, reorganization or liquidation, the Committee and/or the Board may make such adjustments in (a) the aggregate number and class of shares available under the Plan; (b) the number and class of shares to which optionees will thereafter be entitled upon exercise of their options; and (c) the price which optionees shall be required to pay upon such exercise; as it deems appropriate, and such determination shall be final, binding and conclusive.

                  In the event of any merger of the Company (except with a subsidiary) or any acquisition of 80 percent or more of its gross assets or stock, or any reorganization or liquidation of the Company (an "Event"), the Board shall make arrangements (the "Arrangements") which shall be binding upon the holders of unexpired options then outstanding under the Plan (d) for the substitution of new options for any portion of such unexpired options; (e) for the assumption of any portion of such unexpired options by any successor to the Company; (f) for the acceleration of the expiration date of any portion of such unexpired options to a date not earlier than thirty (30) days after notice to the optionee; or (g) for the cancellation of such portion of unexpired options in exchange for the payment by any successor to the Company of deferred compensation to the optionee in an amount equal to the difference between the fair market value of the Shares subject to such unexpired portion and the aggregate exercise price of the Shares under the terms of such unexpired portion on the date of the Event, in installments which correspond to the vesting schedule of the unexpired option.

                  Notwithstanding the foregoing, if an Event should occur, the Arrangements which the Board shall make to each portion of all outstanding unexercised options shall be limited to either (h) providing for the substitution of new options for such portion; (i) providing the holder of such portion with no less than thirty (30) days to exercise such portion in full; (j) causing any successor corporation to assume such portion in full; or (k) cancelling such portion and causing any successor corporation to pay deferred compensation to the holder of such portion at the time such portion would have become exercisable, in an amount equal to the difference between the fair market value of the Shares subject to the portion and the aggregate exercise price of the portion on the Date of the Event.

                  8. Method of Exercising Option. Subject to the terms and conditions of this Agreement, the Option may be exercised by written notice to the Company at its main office. Such notice shall state the election to exercise the Option and the number of shares in respect of which it is being exercised and shall be signed by the person or persons so exercising the Option. Such notice shall be accompanied by payment of the full purchase price of such shares, and the Company shall deliver a certificate or certificates representing such shares as soon as practicable after the notice shall be received. The certificate or certificates for the shares as to which the Option shall have been so exercised shall be registered in the name of the Optionee and shall be delivered as provided above to or upon the written order of the person or persons exercising the Option. In the event the Option shall be exercised pursuant to Section 6 hereof, such notice shall be accompanied by appropriate proof of the right of such person or persons to exercise the Option. All shares that shall be purchased upon the exercise of the Option as provided herein shall be fully paid and nonassessable.

                  The shares to be issued upon the exercise of options granted under the Plan have not been registered with the Securities and Exchange Commission, nor have they been registered or qualified under the laws of any state. The notice exercising the Option shall be in a form satisfactory to the Company, and shall affirm that the purchaser is acquiring the shares for the purchaser's own account for investment and not for the purposes of resale or distribution. The certificates for the shares shall be subject to any legend condition imposed under the laws of any state. In addition, the certificate representing the shares shall be subject to the following restrictions and all certificates representing said shares shall bear a conspicuous legend containing said restrictions:

                           THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR QUALIFIED UNDER THE SECURITIES LAWS OF ANY STATE (THE "LAW"). SUCH SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NEITHER SAID SHARES NOR ANY INTEREST THEREIN MAY BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SHARES UNDER THE ACT AND QUALIFICATION UNDER THE LAW OR AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION AND QUALIFICATION ARE NOT REQUIRED AS TO SAID SALE OR OFFER.

                  9.       Right of First Refusal.

                           A.  Initiation of Right of First Refusal.  Each time
the Optionee exercises the Option and acquires Option Shares until the initial public offering of the Corporation's Capital Stock, the Optionee (which for purposes of this Section 9 shall include the Optionee's heirs, executors, administrators and transferees, and shall be referred to as the "Shareholder") shall not sell, pledge, assign, or otherwise transfer such Option Shares without first offering to the Corporation or its designees the right and option to purchase said shares as provided hereinafter in this Section 9 (the "Right of First Refusal"). Notwithstanding the above, the Optionee may sell or transfer said Option Shares to the Optionee's spouse or children, or to a trustee or custodian for the benefit of the Optionee or Optionee's spouse or children without first offering said Option Shares to the Corporation or its designees, provided such buyer or transferee agrees in writing to be bound by the restrictions set forth in this Agreement, including the restrictions set for the in this Section 9. In the event of a pledge or other hypothecation of the Option Shares, then the Right of First Refusal shall come into existence at the time of any sale or transfer of ownership of the Option Shares pursuant to the foreclosure under such pledge or hypothecation, provides, however, that Optionee may not pledge the Option Shares unless the pledge holder agrees in writing at the time of the pledge to be bound by the Right of First Refusal as contained in this Section 9 and to cause any proposed assignee or transferee of such pledge to execute and deliver to the Corporation a similar writing prior to such assignment or transfer.

                           B.    Mechanics.  Any Shareholder desiring to sell
any or all of the Option Shares during such time period shall give written notice to the Secretary of the Corporation of the Shareholder's bona fide intention to sell the Option Shares pursuant to a bona fide written offer of a third party other than the Corporation (the "Proposed Purchaser"). The notice shall include a photocopy of such written offer which shall specify the identity of the Proposed Purchaser, the number of such Option Shares proposed to be sold (hereinafter the "Offered Shares"), and the price and payment terms of the proposed offer to buy the Offered Shares. The payment terms of the Proposed Purchaser to the Shareholder (and of the Shareholder to the Corporation) must be cash, cash equivalent (a certificate of deposit, shares of stock in a publicly traded company, and the like), or a promissory note of the Proposed Purchaser payable on date(s) specified by passage of time. The Corporation or its designees shall have the right and option to purchase any and all of the Offered Shares, at the price and on the payment terms specified in the Shareholder's notice, for a period of sixty (60) days from receipt of said notice from the Shareholder. That is, such notice by the Shareholder constitutes an irrevocable offer by the Shareholder to sell any or all of the Offered Shares to the Corporation or its designees at the price and payment terms specified in such notice for sixty days from the Corporation's receipt of such notice.

                  The Corporation shall exercise its option by giving written notice (the "Original Notice") stating the number of Offered Shares for which it is exercising its option either by delivering such notice personally to the Shareholder, or by depositing such notice in the United States Mail, postage prepaid, and addressed to the Shareholder at the Shareholder's address appearing in the Corporation's records. The Shareholder shall deliver certificates representing the number of Offered Shares purchased by the Corporation or its designees against payment for the account of the Shareholder of the purchase price in compliance with the terms of the bona fide offer within thirty (30) days of the option exercise notice.

                  Any offered Shares for which both the Corporation and its designees fail to exercise their option as provided in this section, may be sold by the Shareholder to the proposed Purchase within a period of ninety (90) days following the end of the Corporation's sixty (60)-day option period specified above, provided that (1) such sale is made at a price and on terms no more favorable to the proposed Purchaser than those made available to the Corporation and its designees under this section, (2) the Proposed Purchaser delivers a written undertaking to the Secretary of the Corporation to be bound by the restrictions on the Option Shares set forth in this Agreement, including the restrictions set forth in this Section 9, and (3) the Corporation receives an opinion of counsel reasonably satisfactory to it that the sale to the Proposed Purchaser complies with applicable federal and state corporate securities laws.

                  Upon receipt of a writing from Shareholder and Proposed Purchaser that the foregoing conditions have been satisfied and the purchase price paid to the Shareholder by the proposed Purchasers, the Corporation shall transfer the ownership of record to the Proposed Purchaser (and reissue the certificate).

                  If within this ninety (90)-day period the Shareholder does not enter into an agreement for such a sale of Offered Shares to the Proposed Purchaser which is consummated within thirty (30) days of the execution thereof, the Right of First Refusal shall be revived as to the Offered Shares which shall not be sold or transferred unless the Shareholder first offers the Corporation the right and option to repurchase any and all such Option Shares in accordance with this section.

                  Any transfer or purported transfer of the Option Shares or any interest therein shall be null and void unless the terms and conditions of this
Section 9 are strictly observed and followed, or such terms and conditions are waived by the Corporation's Board of Directors.

                  In addition to the legend described in Section 8 of this Agreement, the Corporation is authorized to place the following conspicuous legend on all certificates representing Option Shares:

                  THESE SHARES ARE SUBJECT TO CERTAIN TRANSFER RESTRICTIONS, INCLUDING A RIGHT OF FIRST REFUSAL, AS SET FORTH IN A
                  NON-STATUTORY STOCK OPTION AGREEMENT DATED               ON
                  FILE WITH THE SECRETARY.

                  10. Disposition of Shares. The Optionee agrees to notify the Company in writing of any sale or transfer of any Option Shares which takes place either within two years from the Effective Date or within one year from the transfer of Option Shares to the Optionee pursuant to exercise of the Option. Such notice shall set forth the price and terms of any such sale or transfer.

                  11. Plan. This Agreement shall be interpreted and construed so that it is in compliance with the Plan and so that the Option qualifies as an "incentive stock option" within the meaning of Section 422 of the Code. Any terms herein which are in conflict with the terms of the Plan shall be modified so that they are no longer in conflict with the Plan and said Section 422 of the Code.

                  IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the Effective Date written above.

                                            OPTIONEE:
                                            VENTURI TECHNOLOGY ENTERPRISES, INC.



                                            By:
                                              ---------------------------------
                                             Its:
                                                 ------------------------------


                                            OPTIONEE:


                                            By:
                                              ---------------------------------